Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

For Immediate Release	investor.relations@globalpay.com

Global Payments Reports Third Quarter Earnings

ATLANTA, April 2, 2009 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal third quarter ended February 28, 2009. For the third quarter, revenues grew 26% to $392.7 million compared to $310.6 million in the prior year. Normalized diluted earnings per share grew 2% to $0.45 compared to $0.44 in the prior year quarter.

These results include the unfavorable impact of foreign currency exchange rates during the quarter, and as such, the company included Schedule 9 to provide revenue and diluted earnings per share growth on a constant currency basis for both the quarter as well as the outlook for fiscal 2009. On a constant currency basis, revenues grew 38% and normalized diluted earnings per share grew 25% over the prior year quarter.

On a GAAP basis we reported revenue of $392.7 million and a loss per share of ($1.34). These results include a non-cash, pretax impairment charge relating to our money transfer business of $147.7 million which was recorded as a result of the company’s annual FAS 142 Goodwill and Other Intangible Assets review. The fair value of the money transfer business has significantly declined due to ongoing challenging macroeconomic and immigrant labor trends.

Comments and Outlook

Chairman and CEO, Paul R. Garcia, stated, “We achieved solid third quarter financial performance, in spite of continuing macroeconomic headwinds and unfavorable foreign currency trends. Our normalized results for the quarter were driven by the impact of our June 30, 2008 U.K. acquisition and strong results in our North America segment. North America continues to benefit from successful pricing initiatives in Canada and solid 15% transaction growth in the U.S.”

—More—

GPN Reports Third Quarter Earnings

April 2, 2009

“We are maintaining our 2009 annual revenue guidance of $1,550 million to $1,580 million, or 22% to 24% growth over fiscal 2008. In addition, our constant currency expectations for revenue growth of 29% to 31% remains unchanged from last quarter. We are also reaffirming fiscal 2009 normalized diluted EPS guidance of $2.14 to $2.21, reflecting 8% to 12% growth over fiscal 2008 (see Schedule 6 for details). Our constant currency outlook for normalized diluted earnings per share growth of 21% to 25% for fiscal 2009 also remains unchanged, in spite of a challenging economic environment,” said Garcia.

Conference Call

Global Payments will hold a conference call today, April 2, 2009 at 5:00 p.m. EDT to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers may dial 1-888-740-6140 and callers outside U.S. and Canada may dial 1-913-312-1269. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through April 16, 2009.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for consumers, merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Latin America, Europe, and the Asia-Pacific region. Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. The company also provides consumer money transfer services from the United States and Europe to destinations in Latin America, Morocco, and the Philippines. For more information about the company and its services, visit www.globalpaymentsinc.com.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current U.S. economic conditions, including a decline in the value of the U.S. dollar, the continued erosion of the value of our money transfer business and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

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SCHEDULE 1

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended February 28/29,
	2009	2008
Revenues	$392,663	$310,641

Operating expenses:
Cost of service	146,760	117,661
Sales, general and administrative	180,117	133,069
Impairment	147,664	—

	474,541	250,730

Operating (loss) income	(81,878)	59,911

Other income (expense):
Interest and other income	1,200	4,767
Interest and other expense	(2,222)	(2,198)

	(1,022)	2,569

(Loss) income before income taxes and minority interest	(82,900)	62,480
Provision for income taxes	(15,818)	(19,265)
Minority interest, net of tax provision (benefit) of $1,703 and ($506), respectively	(8,058)	(3,160)

Net (loss) income	$(106,776)	$40,055

(Loss) earnings per share:
Basic	$(1.34)	$0.51

Diluted	$(1.34)	$0.50

Weighted average shares outstanding:
Basic	79,835	79,219
Diluted	79,835	80,650

SCHEDULE 2

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended February 28/29,
	2009	2008
Revenues:
United States	$206,237	$182,038
Canada	68,202	61,256

North America Merchant Services	274,439	243,294

Europe	62,109	14,455
Asia-Pacific	22,980	18,977

International Merchant Services	85,089	33,432

United States	26,605	28,007
Europe	6,530	5,908

Money Transfer	33,135	33,915

Total Revenues	$392,663	$310,641

Operating Income:
North America Merchant Services[1]	$57,909	$67,792
International Merchant Services	20,771	4,326
Money Transfer	3,403	1,156
Corporate	(16,297)	(13,363)
Impairment	(147,664)	—

Operating (Loss) Income	$(81,878)	$59,911

[1]	Includes the favorable impact of a non-recurring, non-cash operating tax item of $7.0 million in the three months ended February 29, 2008.

SCHEDULE 3

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliations to Exclude Impairment Charges and an Operating Tax Item from Normalized Results

(In thousands, except per share data)

Three Months Ended February 28/29,	2009			2008
	Normalized	Impairment[1]	GAAP	Normalized	Operating Tax Item[2]	GAAP
Revenues	$392,663	$—	$392,663	$310,641	$—	$310,641

Operating expenses:
Cost of service	146,760	—	146,760	117,661	—	117,661
Sales, general and administrative	180,117	—	180,117	140,117	(7,048)	133,069
Impairment	—	147,664	147,664	—	—	—

	326,877	147,664	474,541	257,778	(7,048)	250,730

Operating income (loss)	65,786	(147,664)	(81,878)	52,863	7,048	59,911

Other income (expense):
Interest and other income	1,200	—	1,200	4,767	—	4,767
Interest and other expense	(2,222)	—	(2,222)	(2,198)	—	(2,198)

	(1,022)	—	(1,022)	2,569	—	2,569

Income before income taxes and minority interest	64,764	(147,664)	(82,900)	55,432	7,048	62,480
Provision for income taxes	(19,906)	4,088	(15,818)	(16,936)	(2,329)	(19,265)
Minority interest, net of tax provision (benefit) of $1,703 and ($506), respectively	(8,058)	—	(8,058)	(3,160)	—	(3,160)

Net income (loss)	$36,800	$(143,576)	$(106,776)	$35,336	$4,719	$40,055

Diluted shares	80,931	(1,096)	79,835	80,650	—	80,650
Diluted earnings (loss) per share	$0.45	$(1.79)	$(1.34)	$0.44	$0.06	$0.50

Effective tax rate	33.1%		(15.2%)	33.0%		33.0%

[1]	Impairment charges consist of goodwill and other intangible asset impairments in the Money Transfer segment. Also reflects the related income tax benefit and share dilution.
[2]	Relates to the favorable impact of a non-recurring, non-cash operating tax item included in sales, general and administrative expenses. Also reflects the related income tax benefit.

SCHEDULE 4

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Nine Months Ended February 28/29,
	2009	2008
Revenues	$1,199,483	$930,397

Operating expenses:
Cost of service	445,248	350,483
Sales, general and administrative	512,587	394,023
Impairment and restructuring	147,664	1,317

	1,105,499	745,823

Operating income	93,984	184,574

Other income (expense):
Interest and other income	6,573	14,643
Interest and other expense	(6,642)	(5,339)

	(69)	9,304

Income before income taxes and minority interest	93,915	193,878
Provision for income taxes	(66,539)	(64,071)
Minority interest, net of tax provision (benefit) of $1,028 and ($70), respectively	(27,718)	(7,864)

Net (loss) income	$(342)	$121,943

(Loss) Earnings per share:
Basic	$—	$1.53

Diluted	$—	$1.51

Weighted average shares outstanding:
Basic	79,676	79,584
Diluted	79,676	81,023

SCHEDULE 5

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Nine Months Ended February 28/29,
	2009	2008
Revenues:
United States	$599,082	$537,603
Canada	232,779	193,705

North America Merchant Services	831,861	731,308

Europe	194,881	42,365
Asia-Pacific	67,630	53,467

International Merchant Services	262,511	95,832

United States	84,596	86,003
Europe	20,515	17,254

Money Transfer	105,111	103,257

Total Revenues	$1,199,483	$930,397

Operating Income:
North America Merchant Services[1]	$213,409	$205,007
International Merchant Services	62,136	14,309
Money Transfer	12,764	6,117
Corporate	(46,661)	(39,542)
Impairment and Restructuring	(147,664)	(1,317)

Operating Income	$93,984	$184,574

[1]	Includes the favorable impact of a non-recurring, non-cash operating tax item of $7.0 million in the nine months ended February 29, 2008.

SCHEDULE 6

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliations to Exclude Impairment and Restructuring Charges and an Operating Tax Item from Normalized Results

(In thousands, except per share data)

Nine Months Ended February 28/29,	2009			2008
	Normalized	Impairment[1]	GAAP	Normalized	Restructuring and Operating Tax Item[2]	GAAP
Revenues	$1,199,483	$—	$1,199,483	$930,397	$—	$930,397

Operating expenses:
Cost of service	445,248	—	445,248	350,483	—	350,483
Sales, general and administrative	512,587	—	512,587	401,071	(7,048)	394,023
Impairment and restructuring	—	147,664	147,664	—	1,317	1,317

	957,835	147,664	1,105,499	751,554	(5,731)	745,823

Operating income	241,648	(147,664)	93,984	178,843	5,731	184,574

Other income (expense):
Interest and other income	6,573	—	6,573	14,643	—	14,643
Interest and other expense	(6,642)	—	(6,642)	(5,339)	—	(5,339)

	(69)	—	(69)	9,304	—	9,304

Income before income taxes and minority interest	241,579	(147,664)	93,915	188,147	5,731	193,878
Provision for income taxes	(70,627)	4,088	(66,539)	(62,191)	(1,880)	(64,071)
Minority interest, net of tax provision (benefit) of $1,028 and ($70), respectively	(27,718)	—	(27,718)	(7,864)	—	(7,864)

Net income (loss)	$143,234	$(143,576)	$(342)	$118,092	$3,851	$121,943

Diluted shares	81,055	(1,379)	79,676	81,023	—	81,023
Diluted earnings (loss) per share	$1.77	$(1.77)	$—	$1.46	$0.05	$1.51

Effective tax rate	32.7%		100.5%	34.5%		34.5%

[1]	Impairment charges consist of goodwill and other intangible asset impairments in the Money Transfer segment. Also reflects the related income tax benefit and share dilution.
[2]

Relates to the favorable impact of a non-recurring, non-cash operating tax item included in sales, general and administrative expenses. Restructuring charges consist of employee termination benefits relating to a facility closure. Also reflects the related income tax benefit.

Year Ended May 31,	2008
Normalized diluted earnings per share	$1.98
Restructuring and other[3]	0.03

GAAP diluted earnings per share	$2.01

[3]

Full year fiscal 2008 diluted earnings per share was $2.01 on a GAAP basis, which includes restructuring and other charges, a favorable operating tax item, and an unfavorable foreign currency item. For more information, please see our fiscal 2008 earnings press releases, which were included as exhibits to our respective Form 8-Ks furnished to the SEC.

SCHEDULE 7

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	February 28, 2009	May 31, 2008
	(Unaudited)
Assets
Cash and cash equivalents	$387,593	$456,060
Accounts receivable, net	105,242	100,179
Claims receivable, net	554	1,354
Settlement processing assets	3,234	24,280
Inventory, net	6,370	3,821
Deferred income taxes	4,287	4,119
Prepaid expenses and other current assets	23,132	27,597

Current assets	530,412	617,410

Property and equipment, net	141,412	141,415
Goodwill	535,988	497,136
Other intangible assets, net	225,224	175,636
Other assets	11,560	14,310

Total assets	$1,444,596	$1,445,907

Liabilities and Shareholders’ Equity
Lines of credit	$4,110	$1,527
Current portion of term loan	25,000	—
Payables to money transfer beneficiaries	8,830	9,276
Accounts payable and accrued liabilities	143,011	138,243
Settlement processing obligations	70,020	56,731
Income taxes payable	13,736	11,975

Current liabilities	264,707	217,752

Term loan	165,000	—
Deferred income taxes	54,793	75,001
Other long-term liabilities	11,600	11,612

Total liabilities	496,100	304,365

Commitments and contingencies
Minority interest in equity of subsidiaries	33,430	14,724

Preferred stock	—	—
Common stock	—	—
Paid-in capital	402,077	380,741
Retained earnings	616,725	621,875
Accumulated other comprehensive (loss) income	(103,736)	124,202

Total shareholders’ equity	915,066	1,126,818

Total liabilities and shareholders’ equity	$1,444,596	$1,445,907

SCHEDULE 8

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Nine Months Ended February 28/29,
	2009	2008
Cash flows from operating activities:
Net (loss) income	$(342)	$121,943
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	27,175	21,258
Amortization of acquired intangibles	23,222	10,962
Share-based compensation expense	10,954	9,853
Provision for operating losses and bad debts	20,256	21,884
Minority interest in earnings	28,746	7,794
Deferred income taxes	(3,419)	(3,757)
Impairment of goodwill and identified intangible assets	147,664	—
Other, net	(87)	(5,763)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(8,856)	(6,976)
Claims receivable	(13,879)	(18,123)
Settlement processing assets and obligations, net	28,818	26,297
Inventory	(2,314)	(1,964)
Prepaid expenses and other assets	6,832	(7,961)
Payables to money transfer beneficiaries	(446)	1,005
Accounts payable and accrued liabilities	2,692	(3,276)
Income taxes payable	1,761	10,734

Net cash provided by operating activities	268,777	183,910

Cash flows from investing activities:
Business and intangible asset acquisitions	(454,279)	(12,051)
Capital expenditures	(25,458)	(31,926)
Proceeds from sale of investment and contractual rights	6,796	—

Net cash used in investing activities	(472,941)	(43,977)

Cash flows from financing activities:
Net borrowings on lines of credit	2,583	1,126
Proceeds from term loan	200,000	—
Principal payments under term loan	(10,000)	—
Proceeds from stock issued under share-based compensation plans	7,961	15,229
Tax benefit from share-based compensation plans	2,421	7,384
Repurchase of common stock	—	(87,020)
Dividends paid	(4,808)	(4,784)
Contribution from minority interest holder	358	—
Distributions to minority interests	(23,258)	(7,085)

Net cash provided by (used in) financing activities	175,257	(75,150)

Effect of exchange rate changes on cash	(39,560)	14,812

(Decrease) increase in cash and cash equivalents	(68,467)	79,595
Cash and cash equivalents, beginning of period	456,060	308,872

Cash and cash equivalents, end of period	$387,593	$388,467

SCHEDULE 9

CONSTANT CURRENCY OUTLOOK

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(in millions, except for per share data)	Q1 FY09 Actual	% change Q1 FY08	Q2 FY09 Actual	% change Q2 FY08	Q3 FY09 Actual	% change Q3 FY08	Fiscal 2009 Outlook	% change FY08
Fiscal 2009 Revenue
Constant currency[1]	$397	28%	$424	37%	$428	38%	$1,641 to $1,671	29% to 31%
Foreign currency impact[2]	9	3%	(23)	(7)%	(35)	(11)%	(91)	(7)%

Total Revenues	$406	31%	$401	30%	$393	26%	$1,550 to $1,580	22% to 24%

Fiscal 2009 Diluted Earnings Per Share
Constant currency[1]	$0.68	27%	$0.67	39%	$0.55	25%	$2.40 to $2.47	21% to 25%
Foreign currency impact[2]	0.03	5%	(0.07)	(14)%	(0.10)	(23)%	(0.26)	(13)%

Normalized	$0.71	32%	$0.60	25%	$0.45	2%	$2.14 to $2.21	8% to 12%

Impairment and restructuring[3]	—	2%	—	—	(1.79)	—	(1.79)	(91)%

GAAP	$0.71	34%	$0.60	25%	$(1.34)	—	$0.35 to $0.42	(83)% to (79)%

[1]	Reflects current period results excluding impairment charges on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.
[2]	Reflects the impact of actual and forecasted changes in foreign currency rates from the comparable prior year period.
[3]	For more information, please see Schedule 6 and our earnings press releases for each of these periods, which were included as exhibits to our respective Form 8-Ks furnished to the SEC.